UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 26, 2022
Marathon Oil Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware			1-1513		25-0996816
_____________________________________________ (State or other jurisdiction			_______________________________ (Commission		__________________________________ (I.R.S. Employer
of incorporation)			File Number)		Identification No.)

990 Town and Country Boulevard,	Houston,	Texas			77024-2217
____________________________________________________________ (Address of principal executive offices)					___________________________________________ (Zip Code)

Registrant’s telephone number, including area code:			(713)	629-6600

Not Applicable
________________________________________________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00	MRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2022, the Board of Directors (the “Board”) of Marathon Oil Corporation elected Mark A. McCollum as a member of the Board, effective December 1, 2022, and elected Shawn D. Williams as a member of the Board, effective February 1, 2023. The Board appointed Mr. McCollum to the Compensation and the Health, Environmental, Safety and Corporate Responsibility committees, effective December 1, 2022, and appointed Mr. Williams to the Audit and Finance and the Corporate Governance and Nominating committees, effective February 1, 2023.
Messrs. McCollum and Williams will participate in the Marathon Oil Corporation Non-Employee Director Compensation Package and receive compensation for their services as a director consistent with that provided to our other non-employee directors. Under the package, Mr. McCollum will receive a pro-rated annual cash retainer of $7,917 and a pro-rated annual stock unit award of $12,500, for service during December 2022. Mr. Williams will receive a pro-rated annual cash retainer and a pro-rated annual stock unit award calculated pursuant to the terms of the 2023 Marathon Oil Corporation Non-Employee Director Compensation Package, for eleven months of service during 2023.
There are no arrangements or understandings between Messrs. McCollum or Williams and any other person pursuant to which they were elected as a director. There are no transactions involving Messrs. McCollum or Williams that require disclosure under Item 404(a) of Regulation S-K.
On October 31, 2022, we announced the election of Messrs. McCollum and Williams to the Board. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

99.1	Press release of Marathon Oil Corporation, dated October 31, 2022
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marathon Oil Corporation

October 31, 2022	By:	/s/ Rob L. White

Name: Rob L. White
Title: Vice President, Controller and Chief Accounting Officer